UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 14, 2008

                       THE BEAR STEARNS COMPANIES INC.
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            (Exact name of registrant as specified in its charter)

        DELAWARE                 File No. 1-8989                 13-3286161
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    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)

            383 Madison Avenue, New York, New York          10179
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            (Address of principal executive offices)    (zip code)

      Registrant's telephone number, including area code: (212) 272-2000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

      On February 14, 2008, The Bear Stearns Companies Inc. (the "Company") entered into The Bear Stearns Companies Inc. 2008 Trust Agreement (the "Trust Agreement"). Pursuant to the terms of the Trust Agreement and as contemplated by the amendments to The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors and The Bear Stearns Companies Inc. Restricted Stock Unit Plan that were approved by the stockholders at the 2007 annual meeting of stockholders, the Company established a trust (the "Trust") for the purpose of holding shares of common stock of the Company, par value $1.00 (the "Shares"), underlying awards granted to selected employees and certain key executives under The Bear Stearns Companies Inc. Capital Accumulation Plan for Senior Managing Directors and The Bear Stearns Companies Inc. Restricted Stock Unit Plan. The Company has initially funded the Trust with 27,316,339 Shares. Pursuant to the Trust Agreement, Wilmington Trust Company, an independent trustee, will vote the Shares held in the Trust in accordance with the instructions received from the participants entitled to such awards and shall vote any Shares with respect to which proper instructions are not received in proportion to Shares for which proper instructions have been received.

      A copy of the Trust Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.   Description
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10.1          The Bear Stearns Companies Inc. 2008 Trust Agreement dated
              February 14, 2008

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE BEAR STEARNS COMPANIES INC.

                                     By:  /s/ Jeffrey M. Farber
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                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)

Dated:      February 20, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

Exhibit No.   Description
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10.1          The Bear Stearns Companies Inc. 2008 Trust Agreement dated
              February 14, 2008